Exhibit 99.1

PRESS RELEASE ATLANTIC CAPITAL BANCSHARES, INC. REPORTS FOURTH QUARTER AND FULL YEAR 2019 RESULTS Atlanta, GA – January 30, 2020 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced net income from continuing operations for the quarter ended December 31, 2019 of $7.1 million, or $0.32 per diluted share, compared to $7.5 million, or $0.29 per diluted share, for the fourth quarter of 2018 and $7.6 million, or $0.33 per diluted share, for the third quarter of 2019. Diluted earnings per share from continuing operations for 2019 totaled $1.20, an increase of $0.13, or 12%, compared to 2018. “For the fourth quarter of 2019 and for all of 2019, Atlantic Capital reported strong growth in earnings per share, average core deposits, and loans, while maintaining sound credit quality and a fortress balance sheet. We begin 2020 with strong momentum and tremendous opportunity in all of our businesses,” remarked Douglas Williams, President and Chief Executive Officer. Highlights(1) • Tangible book value per share increased to $14.09, from $11.88 at December 31, 2018 and $13.91 at September 30, 2019. • Average deposits from continuing operations increased $366.5 million, or 21%, compared to the fourth quarter of 2018 and $197.0 million, or 40% annualized, compared to the third quarter of 2019. • Total loans held for investment increased $145.5 million, or 8% from December 31, 2018 and $37.9 million, or 8% annualized, from September 30, 2019. • Net charge-offs to average loans totaled 0.07% for the fourth quarter of 2019 and 0.11% for the full year of 2019. • Atlantic Capital repurchased 452,000 shares in the fourth quarter totaling $8.1 million and repurchased 4.5 million shares totaling $79.0 million, or approximately 17% of total shares, since November 2018. Income Statement Taxable equivalent net interest income from continuing operations totaled $20.7 million for the fourth quarter of 2019, a decrease of $431,000, or 2%, from the fourth quarter of 2018, and an increase of $646,000, or 13% annualized, from the third quarter of 2019. The linked quarter increase in taxable equivalent net interest income was driven by a combination of growth in loans, deposits, investment securities, and excess cash. Taxable equivalent net interest margin from continuing operations was 3.38% in the fourth quarter of 2019, a decrease of 28 basis points from the fourth quarter of 2018 and a decrease of 14 basis points from the third quarter of 2019. The decrease in the fourth quarter of 2019 compared to the third quarter of 2019 was primarily the result of an increase in excess cash due to strong deposit growth and lower loan yields due to lower short-term interest rates. This was partially offset by a drop in the cost of interest bearing deposits and an increase in noninterest bearing deposits. The yield on loans from continuing operations in the fourth quarter of 2019 was 4.95%, a decrease of 36 basis points from the fourth quarter of 2018 and a decrease of 23 basis points from the third quarter of 2019. The decrease in loan yields was due primarily to the repricing of our variable rate loans as a result of declines in 1 month LIBOR during 2019. The cost of deposits from continuing operations in the fourth quarter of 2019 was 0.90%, a decrease of 3 basis points from the fourth quarter of 2018 and a decrease of 16 basis points from the third quarter of 2019. The cost of interest bearing deposits from continuing operations decreased 4 basis points to 1.36% from the fourth quarter of 2018, and decreased 22 basis points from the third quarter of 2019. (1) Commentary is on a fully taxable-equivalent basis unless otherwise noted. Consistent with SEC guidance in Industry Guide 3 that contemplates the calculation of tax-exempt income on a tax equivalent basis, net interest income and net interest margin are provided on a fully taxable-equivalent basis, which generally assumes a 21% marginal tax rate. We provide detailed reconciliations in the Non-GAAP Performance and Financial Measures Reconciliation table on page 15.

The provision for loan losses from continuing operations was $787,000 in the fourth quarter of 2019 compared to $502,000 in the fourth quarter of 2018 and $413,000 in the third quarter of 2019. Annualized net charge-offs were 0.07% of average loans in the fourth quarter of 2019 and 0.11% for the full year of 2019. Noninterest income from continuing operations totaled $2.7 million in the fourth quarter of 2019 compared to $164,000 in the fourth quarter of 2018 and $2.8 million in the third quarter of 2019. Service charge income in the fourth quarter of 2019 totaled $998,000, an increase of $122,000 or 14%, compared to the fourth quarter of 2018 and an increase of $73,000, or 32% annualized, from the third quarter of 2019. This increase was driven by continued growth in our payments and fintech businesses. The fourth quarter of 2018 included a loss of $1.9 million on the sale of $63 million in investment securities to help fund the cash payout for the sale of 14 branches in Tennessee and northwest Georgia that closed in the second quarter of 2019. Derivatives income totaled $315,000 compared to a loss of $293,000 in the third quarter of 2019 due to credit valuation adjustments on the customer swap portfolio. SBA income totaled $846,000, a decrease from $1.2 million in the third quarter of 2019 primarily as a result of fewer SBA loan sales during the quarter. Noninterest expense from continuing operations totaled $13.4 million in the fourth quarter of 2019, an increase of $1.2 million compared to the fourth quarter of 2018, and an increase of $705,000 compared to the third quarter of 2019. Salaries and employee benefits expense increased $205,000, to $8.5 million in the fourth quarter of 2019 compared to the third quarter of 2019, primarily from the full impact of new hires and higher incentive expense. Communications and data processing expense for the fourth quarter of 2019 increased $270,000 compared to the third quarter of 2019, due to a higher volume of transactions in the payments business, as well as non-recurring charges related to vendor negotiations and contract terminations. The FDIC premium expense in the fourth quarter of 2019 increased $193,000 compared to the third quarter of 2019 due to the FDIC assessment credit received in the third quarter. The overall effective tax rate from continuing operations was 21.3% for the fourth quarter of 2019 and for the full year of 2019. Balance Sheet Total loans held for investment were $1.87 billion at December 31, 2019, an increase of $145.5 million, or 8%, from December 31, 2018 and an increase of $37.9 million, or 8% annualized, from September 30, 2019. Mortgage warehouse loan participations decreased $14.0 million from December 31, 2018 and $9.3 million from September 30, 2019. Multifamily loans increased $38.0 million in the fourth quarter of 2019 and included $28.0 million in construction loans that moved to permanent funding. At December 31, 2019, the allowance for loan losses was $18.5 million, or 0.99% of loans held for investment compared to 1.03% at December 31, 2018 and 0.98% at September 30, 2019. Non-performing assets from continuing operations totaled $7.6 million, or 0.26% of total assets as of December 31, 2019 compared to 0.20% of total assets as of December 31, 2018 and 0.29% of total assets as of September 30, 2019. Total average deposits from continuing operations were $2.15 billion for the fourth quarter of 2019, an increase of $366.5 million, or 21%, from the fourth quarter of 2018 and an increase of $197.0 million, or 40% annualized, from the third quarter of 2019. This included increases in large, year-end deposits that the Company anticipates to decrease in the first quarter of 2020. Noninterest bearing deposits were 33.5% of total average deposits from continuing operations in the fourth quarter of 2019, compared to 33.6% in the fourth quarter of 2018 and 32.7% in the third quarter of 2019. Tangible common equity to tangible assets was 10.6% at December 31, 2019, a decrease from 12.9% at September 30, 2019, due to the balance sheet impact from the increase in year-end deposits. The estimated total risk based capital ratio was 15.0% at December 31, 2019 compared to 14.2% at December 31, 2018 and 15.5% at September 30, 2019. 2

Earnings Conference Call The Company will host a conference call at 9:00 a.m. EST on Friday, January 31, 2020, to discuss the financial results for the quarter ended December 31, 2019. Individuals wishing to participate in the conference call may do so by dialing 866-777-2509 from the United States. The call will also be available live via webcast on the Investor Relations page of the Company's website, www.atlanticcapitalbank.com. Non-GAAP Financial Measures Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent interest income; (ii) taxable equivalent net interest income; (iii) taxable equivalent net interest margin; (iv) taxable equivalent income before income taxes; (v) taxable equivalent income tax expense; (vi) tangible assets; (vii) tangible common equity; and (viii) tangible book value per common share, in its analysis of the Company's performance. Tangible common equity excludes goodwill and other intangible assets from shareholders' equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents. 3

About Atlantic Capital Bancshares Atlantic Capital Bancshares, Inc. is a $2.9 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the Atlanta area, as well as specialized financial services for select clients nationally. Media Contact: Ashley Carson Email: ashley.carson@atlcapbank.com Phone: 404-995-6050 Financial Contact: Patrick Oakes Email: patrick.oakes@atlcapbank.com Phone: 404-995-6050 4

ATLANTIC CAPITAL BANCSHARES, INC. Selected Financial Information (in thousands, except share and per share data; taxable equivalent) Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter 2019 2018 INCOME SUMMARY(1) Interest income (2) 26,699 $ 26,624 $ 26,686 $ 26,297 $ 26,725 $ (0) % 106,306 $ 95,155 $ 12 % Interest expense 5,965 6,536 6,709 5,773 5,560 7 24,983 18,513 35 Net interest income 20,734 20,088 19,977 20,524 21,165 (2) 81,323 76,642 6 Provision for loan losses 787 413 698 814 502 57 2,712 1,946 39 Net interest income after provision for loan losses 19,947 19,675 19,279 19,710 20,663 (3) 78,611 74,696 5 Noninterest income 2,679 2,769 2,941 2,336 164 1,534 10,725 10,047 7 Noninterest expense 13,382 12,677 13,254 13,795 12,208 10 53,108 49,991 6 Income from continuing operations before income taxes 9,244 9,767 8,966 8,251 8,619 7 36,228 34,752 4 Income tax expense 2,104 2,198 1,957 1,811 1,136 85 8,070 6,702 20 Net income from continuing operations (2)(3) 7,140 7,569 7,009 6,440 7,483 (5) 28,158 28,050 0 Income (loss) from discontinued operations, net of tax - 617 22,143 (1,063) 1,347 (100) 21,697 482 4,401 Net income 7,140 $ 8,186 $ $ 29,152 $ 5,377 $ 8,830 (19) % 49,855 $ 28,532 $ 75 % PER SHARE DATA Diluted earnings per share - continuing operations 0.32 $ 0.33 $ $ 0.29 $ 0.26 $ 0.29 1.20 $ 1.07 $ Diluted earnings (loss) per share - discontinued operations - 0.03 0.92 (0.04) 0.05 0.92 0.02 Diluted earnings per share 0.32 0.36 1.21 0.21 0.34 2.12 1.09 Book value per share 15.01 14.81 14.46 13.10 12.80 15.01 12.80 Tangible book value per common share (3) 14.09 13.91 13.60 12.17 11.88 14.09 11.88 PERFORMANCE MEASURES Return on average equity 8.65% 9.77% 34.38% 6.80% 10.90% 15.10% 9.05 % Return on average assets 1.08 1.32 4.79 0.77 1.21 1.93 1.03 Taxable equivalent net interest margin - continuing operations 3.38 3.52 3.61 3.74 3.66 3.58 3.50 Efficiency ratio - continuing operations 57.57 55.72 58.06 60.61 57.50 57.99 57.93 CAPITAL Average equity to average assets 12.47% 13.54% 13.94% 11.34% 11.11% 12.77% 11.34 % Tangible common equity to tangible assets 10.61 12.92 13.37 10.51 10.25 10.61 10.25 Tier 1 capital ratio 12.0 (4) 12.5 13.4 11.0 11.5 12.0 (4) 11.5 Total risk based capital ratio 15.0 (4) 15.5 16.5 13.7 14.2 15.0 (4) 14.2 Number of common shares outstanding - basic 21,751,026 22,193,761 23,293,465 24,466,964 25,290,419 21,751,026 25,290,419 Number of common shares outstanding - diluted 21,974,959 22,405,141 23,508,442 24,719,273 25,480,233 21,974,959 25,480,233 ASSET QUALITY Allowance for loan losses to loans held for investment (5) 0.99% 0.98% 1.02% 1.04% 1.03% 0.99% 1.03 % Net charge-offs to average loans 0.07 0.11 0.14 0.11 - 0.11 0.02 Non-performing assets to total assets 0.26 0.29 0.31 0.40 0.20 0.26 0.20 AVERAGE BALANCES Total loans- continuing operations 1,857,736 $ 1,801,629 $ $ 1,769,803 $ 1,707,682 $ 1,699,801 1,769,613 $ 1,599,916 $ Investment securities 389,667 340,872 360,047 400,101 450,465 372,556 455,099 Total assets 2,626,388 2,453,438 2,440,502 2,829,072 2,891,327 2,586,428 2,780,571 Deposits - continuing operations 2,146,626 1,949,657 1,902,076 1,793,791 1,780,092 1,805,300 1,633,286 Shareholders’ equity 327,543 332,291 340,119 320,812 321,348 330,216 315,253 Number of common shares - basic 21,876,487 22,681,904 23,888,381 24,855,171 25,919,445 23,315,562 25,947,038 Number of common shares - diluted 22,053,907 22,837,531 24,040,806 25,019,384 26,043,799 23,478,001 26,111,755 AT PERIOD END Loans and loans held for sale 1,873,894 $ 1,836,589 $ $ 1,789,740 $ 2,120,866 $ 2,106,992 1,873,894 $ 2,106,992 $ Investment securities 399,433 329,648 348,723 402,640 402,486 399,433 402,486 Total assets 2,910,379 2,410,198 2,389,680 2,855,887 2,955,440 2,910,379 2,955,440 Deposits 2,499,046 1,854,272 1,851,531 2,440,448 2,544,163 2,499,046 2,544,163 Shareholders’ equity 326,495 328,711 336,715 320,627 323,653 326,495 323,653 Number of common shares outstanding 21,751,026 22,193,761 23,293,465 24,466,964 25,290,419 21,751,026 25,290,419 For the year ended December 31, (1)On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The mortgage business and branches sold to FirstBank are reported as discontinued operations. (2)Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate. (3)Excludes effect of acquisition related intangibles. (4)Amounts are estimates as of 12/31/19. (5)The ratios for the first, second, and third quarters of 2019 and fourth quarter of 2018 are calculated on a continuing operations basis. Fourth Quarter 2019 to 2018 Change 2018 YTD 2019 to 2018 Change 2019 5

ATLANTIC CAPITAL BANCSHARES, INC.
Financial Information from Discontinued Operations

Assets and Liabilities from Discontinued Operations

(in thousands)	December 31, 2019	September 30, 2019	December 31, 2018
Cash	$ –	$ –	$ 4,234
Loans held for sale - discontinued operations	–	–	373,030
Premises held for sale - discontinued operations	–	–	7,722
Goodwill - discontinued operations	–	–	4,555
Other assets	–	–	1,405
Total assets	$ –	$ –	$ 390,946
Deposits to be assumed - discontinued operations	$ –	$ –	$ 585,429
Securities sold under agreements to repurchase - discontinued operations	–	–	6,220
Total liabilities	$ –	$ –	$ 591,649
Net liabilities	$ –	$ –	$(200,703)

Components of Net Income (Loss) from Discontinued Operations

	2019				2018	For the year ended December 31,	
(in thousands)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	2019	2018
Net interest income	$ -	$ -	$ (39)	$ 3,125	$ 3,225	$ 3,086	$ 14,140
Provision for loan losses	–	–	–	–	(3,097)	–	(3,097)
Net interest income after provision	-	-	(39)	3,125	6,322	3,086	17,237
Service charges	-	-	46	481	483	527	1,922
Mortgage income	–	-	–	288	320	288	1,302
Gain on sale of branches	-	–	34,475	–	-	34,475	–
Other income	-	-	(22)	21	47	(1)	123
Total noninterest income	-	-	34,499	790	850	35,289	3,347
Salaries and employee benefits	-	-	330	2,427	2,757	2,757	11,714
Occupancy	-	-	71	339	479	410	2,016
Equipment and software	-	-	8	123	158	131	779
Amortization of intangibles	–	-	–	247	271	247	1,229
Communications and data processing	-	-	197	389	440	586	1,529
Divestiture expense	-	-	3,646	1,449	825	5,095	825
Other noninterest expense	-	-	101	358	446	459	1,849
Total noninterest expense	-	-	4,353	5,332	5,376	9,685	19,941
Net income (loss) before provision for income taxes	-	-	30,107	(1,417)	1,796	28,690	643
Provision (benefit) for income taxes	-	(617)	7,964	(354)	449	6,993	161
Net income (loss) from discontinued operations	$ -	$ 617	$ 22,143	$ (1,063)	$ 1,347	$ 21,697	$ 482

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Atlantic Capital Bancshares, Inc.

Consolidated Balance Sheets *(unaudited)*

(in thousands, except share data)	December 31, 2019	September 30, 2019	December 31, 2018
ASSETS			
Cash and due from banks	$ 45,249	$ 42,577	$ 42,895
Interest-bearing deposits in banks	421,079	27,167	216,040
Other short-term investments	–	–	9,457
Cash and cash equivalents	466,328	69,744	268,392
Securities available for sale	282,461	286,785	402,486
Securities held to maturity (fair value of $115,291, $42,740 and $0 at December 31, 2019, September 30, 2019, and December 31, 2018,	116,972	42,863	–
Other investments	27,556	31,360	29,236
Loans held for sale	370	916	5,889
Loans held for sale - discontinued operations[1]	–	–	373,030
Loans held for investment[1]	1,873,524	1,835,673	1,728,073
Less: allowance for loan losses	(18,535)	(18,080)	(17,851)
Loans held for investment, net	1,854,989	1,817,593	1,710,222
Premises held for sale - discontinued operations[1]	–	–	7,722
Premises and equipment, net[1]	22,536	19,688	9,779
Bank owned life insurance	66,421	66,047	65,149
Goodwill - discontinued operations[1]	–	–	4,555
Goodwill - continuing operations[1]	19,925	19,925	17,135
Other intangibles, net	3,027	3,112	4,388
Other real estate owned	278	278	874
Other assets	49,516	51,887	56,583
Total assets	$ 2,910,379	$ 2,410,198	$ 2,955,440
LIABILITIES AND SHAREHOLDERS' EQUITY			
Deposits:			
Noninterest-bearing demand[1]	$ 824,646	$ 599,657	$ 602,252
Interest-bearing checking[1]	373,727	240,427	252,490
Savings[1]	1,219	1,081	725
Money market[1]	1,173,218	921,133	987,183
Time[1]	44,389	30,782	10,623
Brokered deposits	81,847	61,192	99,241
Deposits to be assumed - discontinued operations[1]	–	–	585,429
Total deposits	2,499,046	1,854,272	2,537,943
Federal funds purchased	–	57,000	–
Securities sold under agreements to repurchase - discontinued operations[1]	–	–	6,220
Federal Home Loan Bank borrowings	–	76,000	–
Long-term debt	49,873	49,831	49,704
Other liabilities	34,965	44,384	37,920
Total liabilities	2,583,884	2,081,487	2,631,787
SHAREHOLDERS' EQUITY			
Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of December 31, 2019, September 30, 2019, and December 31, 2018	–	–	–
Common stock, no par value; 100,000,000 shares authorized; 21,751,026, 22,193,761, and 25,290,419 shares issued and outstanding as of December 31, 2019, September 30, 2019, and December 31, 2018, respectively	230,265	237,687	291,771
Retained earnings	91,669	84,529	42,187
Accumulated other comprehensive income (loss)	4,561	6,495	(10,305)
Total shareholders' equity	326,495	328,711	323,653
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 2,910,379	$ 2,410,198	$ 2,955,440

[1] Assets and liabilities related to the sale of Tennessee and northwest Georgia banking operations were classified as held for sale as of December 31, 2018.

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Atlantic Capital Bancshares, Inc.

Consolidated Statements of Income *(unaudited)*

(in thousands except share and per share data)	Three months ended					Years ended	
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
INTEREST INCOME							
Loans, including fees	$ 23,175	$ 23,541	$ 23,554	$ 22,752	$ 22,752	$ 93,022	$ 80,110
Investment securities	2,413	2,176	2,339	2,631	2,844	9,559	10,912
Interest and dividends on other interest-earning assets	944	803	705	814	1,032	3,266	3,738
Total interest income	26,532	26,520	26,598	26,197	26,628	105,847	94,760
INTEREST EXPENSE							
Interest on deposits	4,890	5,223	5,448	4,831	4,185	20,392	12,506
Interest on Federal Home Loan Bank advances	157	390	270	–	487	817	2,399
Interest on federal funds purchased and securities sold under agreements to repurchase	94	99	168	118	60	479	304
Interest on long-term debt	824	824	823	824	828	3,295	3,304
Total interest expense	5,965	6,536	6,709	5,773	5,560	24,983	18,513
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	20,567	19,984	19,889	20,424	21,068	80,864	76,247
Provision for loan losses	787	413	698	814	502	2,712	1,946
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	19,780	19,571	19,191	19,610	20,566	78,152	74,301
NONINTEREST INCOME							
Service charges	998	925	870	794	876	3,587	3,215
Gains (losses) on sale of securities	–	253	654	–	(1,853)	907	(1,855)
Gains (losses) on sale of other assets	–	140	(10)	(3)	–	127	(154)
Trust income	–	–	–	–	–	–	1,025
Derivatives income (loss)	315	(293)	(233)	(111)	154	(322)	308
Bank owned life insurance	375	422	389	360	380	1,546	1,506
SBA lending activities	846	1,150	1,096	1,086	425	4,178	3,606
Gain on sale of trust company	–	–	–	–	–	–	1,681
Other noninterest income	145	172	175	210	182	702	715
Total noninterest income	2,679	2,769	2,941	2,336	164	10,725	10,047
NONINTEREST EXPENSE							
Salaries and employee benefits	8,500	8,295	8,529	9,213	7,573	34,537	31,766
Occupancy	838	722	689	639	655	2,888	2,972
Equipment and software	769	842	753	739	783	3,103	2,817
Professional services	577	764	792	775	947	2,908	3,511
Postage, printing and supplies	28	32	29	48	30	137	166
Communications and data processing	1,066	796	662	675	772	3,199	2,676
Marketing and business development	143	243	233	226	224	845	710
FDIC premiums	–	(193)	175	235	157	217	562
Other noninterest expense	1,461	1,176	1,392	1,245	1,067	5,274	4,811
Total noninterest expense	13,382	12,677	13,254	13,795	12,208	53,108	49,991
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	9,077	9,663	8,878	8,151	8,522	35,769	34,357
Provision for income taxes	1,937	2,094	1,869	1,711	1,039	7,611	6,307
NET INCOME FROM CONTINUING OPERATIONS	7,140	7,569	7,009	6,440	7,483	28,158	28,050
DISCONTINUED OPERATIONS							
Income (loss) from discontinued operations	$ –	$ –	$ 30,107	$ (1,417)	$ 1,796	$ 28,690	$ 643
Provision (benefit) for income taxes	–	(617)	7,964	(354)	449	6,993	161
Net income (loss) from discontinued operations	–	617	22,143	(1,063)	1,347	21,697	482
NET INCOME	$ 7,140	$ 8,186	$ 29,152	$ 5,377	$ 8,830	$ 49,855	$ 28,532
Net Income (Loss) per Common Share - Basic							
Net income per common share - continuing operations	$ 0.33	$ 0.33	$ 0.29	$ 0.26	$ 0.29	$ 1.21	$ 1.08
Net income (loss) per common share - discontinued operations	–	0.03	0.93	(0.04)	0.05	0.93	0.02
Net Income per Common Share - Basic	0.33	0.36	1.22	0.22	0.34	2.14	1.10
Net Income (Loss) per Common Share - Diluted							
Net income per common share - continuing operations	$ 0.32	$ 0.33	$ 0.29	$ 0.26	$ 0.29	$ 1.20	$ 1.07
Net income (loss) per common share - discontinued operations	–	0.03	0.92	(0.04)	0.05	0.92	0.02
Net Income per Common Share - Diluted	0.32	0.36	1.21	0.21	0.34	2.12	1.09
Weighted average shares - basic	21,876,487	22,681,904	23,888,381	24,855,171	25,919,445	23,315,562	25,947,038
Weighted average shares - diluted	22,053,907	22,837,531	24,040,806	25,019,384	26,043,799	23,478,001	26,111,755

8

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended					
	December 31, 2019			September 30, 2019		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 174,589	$ 733	1.67%	$ 103,954	$ 564	2.15%
Other short-term investments	-	-	0.00%	-	-	0.00%
Investment securities:						
Taxable investment securities	242,175	1,570	2.57%	257,005	1,657	2.56%
Non-taxable investment securities[1]	147,492	1,010	2.72%	83,867	623	2.95%
Total investment securities	389,667	2,580	2.63%	340,872	2,280	2.65%
Loans - continuing operations	1,857,736	23,175	4.95%	1,801,629	23,541	5.18%
FHLB and FRB stock	14,106	211	5.93%	15,524	239	6.11%
Total interest-earning assets	2,436,098	26,699	4.35%	2,261,979	26,624	4.67%
Non-earning assets	190,290			191,459		
Total assets	$ 2,626,388			$ 2,453,438		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,328,184	4,525	1.35%	1,191,293	4,642	1.55%
Time deposits	37,388	52	0.55%	32,409	51	0.62%
Brokered deposits	62,757	313	1.98%	88,146	530	2.39%
Total interest-bearing deposits	1,428,329	4,890	1.36%	1,311,848	5,223	1.58%
Total borrowings	54,706	252	1.83%	85,478	489	2.27%
Total long-term debt	49,845	823	6.55%	49,803	824	6.56%
Total interest-bearing liabilities	1,532,880	5,965	1.54%	1,447,129	6,536	1.79%
Demand deposits	718,297			637,809		
Other liabilities	47,668			36,209		
Shareholders' equity	327,543			332,291		
Total liabilities and shareholders' equity	$ 2,626,388			$ 2,453,438		
Net interest spread			2.80%			2.88%
Net interest income and net interest margin[2]		$ 20,734	3.38%		$ 20,088	3.52%
Non-taxable equivalent net interest margin			3.35%			3.51%

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

9

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended					
	December 31, 2019			December 31, 2018		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 174,589	$ 733	1.67%	$ 111,988	$ 638	2.26%
Other short-term investments	-	-	0.00%	19,078	142	2.95%
Investment securities:						
Taxable investment securities	242,175	1,570	2.57%	376,163	2,362	2.49%
Non-taxable investment securities[(1)]	147,492	1,010	2.72%	74,302	579	3.09%
Total investment securities	389,667	2,580	2.63%	450,465	2,941	2.59%
Loans - continuing operations	1,857,736	23,175	4.95%	1,699,801	22,752	5.31%
FHLB and FRB stock	14,106	211	5.93%	15,985	252	6.25%
Total interest-earning assets - continuing operations	2,436,098	26,699	4.35%	2,297,317	26,725	4.62%
Loans held for sale - discontinued operations	-	-	0.00%	377,052	4,509	4.74%
Total interest-earning assets	2,436,098	26,699	4.35%	2,674,369	31,234	4.63%
Non-earning assets	190,290			216,958		
Total assets	$ 2,626,388			$ 2,891,327		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,328,184	4,525	1.35%	1,079,178	3,601	1.32%
Time deposits	37,388	52	0.55%	10,116	33	1.29%
Brokered deposits	62,757	313	1.98%	93,558	551	2.34%
Total interest-bearing deposits	1,428,329	4,890	1.36%	1,182,852	4,185	1.40%
Total borrowings	54,706	252	1.83%	91,155	547	2.38%
Total long-term debt	49,845	823	6.55%	49,677	828	6.61%
Total interest-bearing liabilities - continuing operations	1,532,880	5,965	1.54%	1,323,684	5,560	1.67%
Interest-bearing liabilities - discontinued operations	-	-	0.00%	472,162	1,284	1.08%
Total interest-bearing liabilities	1,532,880	5,965	1.54%	1,795,846	6,844	1.51%
Demand deposits	718,297			597,240		
Demand deposits - discontinued operations	-			135,774		
Other liabilities	47,668			41,120		
Shareholders' equity	327,543			321,347		
Total liabilities and shareholders' equity	$ 2,626,388			$ 2,891,327		
Net interest spread - continuing operations			2.80%			2.95%
Net interest income and net interest margin - continuing operations[(2)]		$ 20,734	3.38%		$ 21,165	3.66%
Net interest income and net interest margin[(2)]		$ 20,734	3.38%		$ 24,390	3.62%
Non-taxable equivalent net interest margin			3.35%			3.60%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

10

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Twelve months ended December 31,					
	2019			2018		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 110,543	$ 2,209	2.00%	$ 104,145	$ 2,244	2.15%
Other short-term investments	3,875	118	3.05%	15,210	426	2.80%
Investment securities:						
Taxable investment securities	274,189	7,188	2.62%	379,035	9,005	2.38%
Non-taxable investment securities[1]	98,367	2,830	2.88%	76,064	2,302	3.03%
Total investment securities	372,556	10,018	2.69%	455,099	11,307	2.48%
Loans - continuing operations	1,769,613	93,022	5.26%	1,599,916	80,110	5.01%
FHLB and FRB stock	14,156	939	6.63%	17,710	1,068	6.03%
Total interest-earning assets - continuing operations	2,270,743	106,306	4.68%	2,192,080	95,155	4.34%
Loans held for sale - discontinued operations	116,725	4,588	3.93%	377,098	18,224	4.83%
Total interest-earning assets	2,387,468	110,894	4.64%	2,569,178	113,379	4.41%
Non-earning assets	198,960			211,393		
Total assets	$ 2,586,428			$ 2,780,571		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,107,765	18,155	1.64%	1,001,025	10,627	1.06%
Time deposits	23,072	191	0.83%	10,046	115	1.14%
Brokered deposits	84,601	2,046	2.42%	84,105	1,764	2.10%
Total interest-bearing deposits	1,215,438	20,392	1.68%	1,095,176	12,506	1.14%
Total borrowings	54,931	1,297	2.36%	139,422	2,703	1.94%
Total long-term debt	49,782	3,294	6.62%	49,613	3,304	6.66%
Total interest-bearing liabilities - continuing operations	1,320,151	24,983	1.89%	1,284,211	18,513	1.44%
Interest-bearing liabilities - discontinued operations	144,064	1,502	1.04%	467,101	4,084	0.87%
Total interest-bearing liabilities	1,464,215	26,485	1.81%	1,751,312	22,597	1.29%
Demand deposits	589,862			538,110		
Demand deposits - discontinued operations	39,253			137,905		
Other liabilities	162,882			37,991		
Shareholders' equity	330,216			315,253		
Total liabilities and shareholders' equity	$ 2,586,428			$ 2,780,571		
Net interest spread - continuing operations			2.79%			2.90%
Net interest income and net interest margin - continuing operations[2]		$ 81,323	3.58%		$ 76,642	3.50%
Net interest income and net interest margin[2]		$ 84,409	3.54%		$ 90,782	3.53%
Non-taxable equivalent net interest margin			3.52%			3.52%

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

11

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 370	$ 916	$ -	$ 1,530	$ 5,889	$ (546)	$ (5,519)
Loans held for sale - discontinued operations	-	-	-	384,779	373,030	-	(373,030)
Total loans held for sale	$ 370	$ 916	$ -	$ 386,309	$ 378,919	$ (546)	$ (378,549)
Loans held for investment							
Commercial loans:							
Commercial and industrial	$ 705,115	$ 697,412	$ 701,566	$ 679,489	$ 645,374	$ 7,703	$ 59,741
Commercial real estate:							
Multifamily	98,378	60,398	43,907	43,929	88,826	37,980	9,552
Owner occupied	357,912	352,842	313,310	304,945	298,291	5,070	59,621
Investment	460,038	452,285	409,629	394,087	407,711	7,753	52,327
Construction and land:							-
1-4 family residential construction	4,009	5,186	3,696	2,067	1,006	(1,177)	3,003
Other construction, development, and land	123,531	139,991	195,260	171,818	155,226	(16,460)	(31,695)
Mortgage warehouse loans	13,941	23,256	10,665	22,267	27,967	(9,315)	(14,026)
Total commercial loans	1,762,924	1,731,370	1,678,033	1,618,602	1,624,401	31,554	138,523
Residential:							
Residential mortgages	31,315	31,903	31,338	32,915	32,800	(588)	(1,485)
Home equity	25,002	25,638	24,303	23,171	22,822	(636)	2,180
Total residential loans	56,317	57,541	55,641	56,086	55,622	(1,224)	695
Consumer	37,765	27,168	34,618	35,203	25,851	10,597	11,914
Other	19,552	22,533	24,126	26,663	24,712	(2,981)	(5,160)
	1,876,558	1,838,612	1,792,418	1,736,554	1,730,586	37,946	145,972
Less net deferred fees and other unearned income	(3,034)	(2,939)	(2,678)	(1,997)	(2,513)	(95)	(521)
Total loans held for investment	$ 1,873,524	$ 1,835,673	$ 1,789,740	$ 1,734,557	$ 1,728,073	$ 37,851	$ 145,451
Total loans	$ 1,873,894	$ 1,836,589	$ 1,789,740	$ 2,120,866	$ 2,106,992	$ 37,305	$ (233,098)

12

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Loan Losses Activity and Credit Quality

(dollars in thousands)	2019 Fourth Quarter	2019 Third Quarter	2019 Second Quarter	2019 First Quarter	2018 Fourth Quarter
Balance at beginning of period	$ 18,080	$ 18,186	$ 18,107	$ 17,851	$ 20,443
Provision for loan losses	787	413	698	814	595
Provision for loan losses (reversal of provision) - discontinued operations	–	–	–	–	(3,097)
Provision for PCI loan losses	–	–	–	–	(93)
Loans charged-off:					
Commercial and industrial	(344)	(541)	(588)	(549)	–
Commercial real estate	–	–	(47)	–	–
Construction and land	–	–	–	–	–
Residential mortgages	–	–	–	(9)	(5)
Home equity	–	–	–	–	–
Consumer	–	(2)	–	(37)	(3)
Other	–	–	–	–	–
Total loans charged-off	(344)	(543)	(635)	(595)	(8)
Recoveries on loans previously charged-off:					
Commercial and industrial	5	17	–	14	–
Commercial real estate	–	–	–	–	–
Construction and land	–	1	–	3	–
Residential mortgages	7	–	–	7	4
Home equity	–	–	–	1	–
Consumer	–	6	16	12	7
Other	–	–	–	–	–
Total recoveries	12	24	16	37	11
Net charge-offs	(332)	(519)	(619)	(558)	3
Balance at period end	$ 18,535	$ 18,080	$ 18,186	$ 18,107	$ 17,851
Loans					
Loans held for sale	$ 370	$ 916	$ –	$ 1,530	$ 5,889
Loans held for sale - discontinued operations	–	–	–	384,779	373,030
Loans held for investment - continuing operations	1,873,524	1,835,673	1,789,740	1,734,557	1,728,073
Total loans	$ 1,873,894	$ 1,836,589	$ 1,789,740	$2,120,866	$2,106,992
Non-performing loans - continuing operations [2]	$ 7,293	$ 6,770	$ 6,352	$ 8,830	$ 3,252
Non-performing loans - discontinued operations	–	–	–	1,506	1,924
Total non-performing loans	7,293	6,770	6,352	10,336	5,176
Foreclosed properties (OREO)	278	278	971	971	874
Total nonperforming assets	$ 7,571	$ 7,048	$ 7,323	$ 11,307	$ 6,050
Allowance for loan losses to loans held for investment	0.99 %	0.98 %	1.02 %	1.04 %	1.03
Net charge-offs to average loans [1]	0.07	0.11	0.14	0.11	–
Non-performing loans as a percentage of total loans - continuing operations [2]	0.39	0.37	0.35	0.51	0.19
Non-performing loans as a percentage of total loans - discontinued operations [2]	–	–	–	0.39	0.52
Non-performing loans as a percentage of total loans [2]	0.39	0.37	0.35	0.49	0.25
Non-performing assets as a percentage of total assets - continuing operations [2]	0.26	0.29	0.31	0.34	0.14
Non-performing assets as a percentage of total assets - discontinued operations [2]	–	–	–	0.05	0.07
Non-performing assets as a percentage of total assets [2]	0.26	0.29	0.31	0.40	0.20

[1] Annualized.

[2] The third quarter of 2019, second quarter of 2019, first quarter of 2019 and fourth quarter of 2018 ratios are calculated on a continuing operations basis.

13

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	Linked Quarter Change	Year Over Year Change
DDA	$ 824,646	$ 599,657	$ 569,693	$ 561,829	$ 602,252	$ 224,989	$ 222,394
NOW	373,727	240,427	309,709	233,838	252,490	133,300	121,237
Savings	1,219	1,081	1,090	896	725	138	494
Money market	1,173,218	921,133	802,973	962,741	987,183	252,085	186,035
Time	44,389	30,782	33,902	22,069	10,623	13,607	33,766
Brokered	81,847	61,192	134,164	65,811	99,241	20,655	(17,394)
Total deposits - continuing operations	2,499,046	1,854,272	1,851,531	1,847,184	1,952,514	644,774	546,532
Deposits to be assumed - discontinued operations	–	–	–	593,264	585,429	-	(585,429)
Total deposits	$ 2,499,046	$ 1,854,272	$ 1,851,531	$ 2,440,448	$ 2,537,943	$ 644,774	$ (38,897)
Payments clients	$ 567,597	$ 286,373	$ 301,413	$ 361,192	$ 397,608	$ 281,224	$ 169,989

Average Deposits

	2019				2018		
(dollars in thousands)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Linked Quarter Change	Q4 2019 vs Q4 2018
DDA	$ 718,298	$ 637,809	$ 587,957	$ 575,453	$ 597,239	$ 80,489	$ 121,059
NOW	320,637	295,106	314,601	276,212	280,449	25,531	40,188
Savings	1,098	1,085	956	884	712	13	386
Money market	1,006,449	895,102	859,680	847,254	798,017	111,347	208,432
Time	37,388	32,409	32,358	12,847	10,117	4,979	27,271
Brokered	62,757	88,146	106,524	81,141	93,558	(25,389)	(30,801)
Total deposits - continuing operations	2,146,627	1,949,657	1,902,076	1,793,791	1,780,092	196,970	366,535
Deposits to be assumed - discontinued operations	-	-	45,350	593,313	600,769	-	(600,769)
Total deposits	$ 2,146,627	$ 1,949,657	$ 1,947,426	$ 2,387,104	$ 2,380,861	$ 196,970	$ (234,234)
Payments clients	$ 362,327	$ 289,526	$ 285,949	$ 295,059	$ 263,800	$ 72,801	$ 98,527
Noninterest bearing deposits as a percentage of average deposits - continuing operations	33.5%	32.7%	30.9%	32.1%	33.6%		
Cost of deposits - continuing operations	0.90%	1.06%	1.15%	1.09%	0.93%		

14

ATLANTIC CAPITAL BANCSHARES, INC. Non-GAAP Performance and Financial Measures Reconciliation (in thousands, except share and per share data) 2018 Fourth Quarter Third Quarter Second Quarter First Quarter Fourth Quarter 2019 2018 Taxable equivalent interest income reconciliation Interest income - GAAP $ 26,532 $ 26,520 $ 26,598 $ 26,197 $ 26,628 $ 105,847 $ 94,760 Taxable equivalent adjustment 167 104 88 100 97 459 395 Interest income - taxable equivalent $ 26,699 $ 26,624 $ 26,686 $ 26,297 $ 26,725 $ 106,306 $ 95,155 Taxable equivalent net interest income reconciliation - continuing operations Net interest income - GAAP $ 20,567 $ 19,984 $ 19,889 $ 20,424 $ 21,068 $ 80,864 $ 76,247 Taxable equivalent adjustment 167 104 88 100 97 459 395 Net interest income - taxable equivalent - continuing operations $ 20,734 $ 20,088 $ 19,977 $ 20,524 $ 21,165 $ 81,323 $ 76,642 Taxable equivalent net interest margin reconciliation - continuing operations Net interest margin - GAAP - continuing operations 3.35% 3.51% 3.60% 3.72% 3.64% 3.52% 3.48% Impact of taxable equivalent adjustment 0.03% 0.01% 0.01% 0.02% 0.02% 0.06% 0.02% Net interest margin - taxable equivalent - continuing operations 3.38% 3.52% 3.61% 3.74% 3.66% 3.58% 3.50% Taxable equivalent net interest margin reconciliation Net interest margin - GAAP 3.35% 3.51% 3.54% 3.66% 3.60% 3.52% 3.52% Impact of taxable equivalent adjustment 0.03% 0.01% 0.02% 0.02% 0.02% 0.02% 0.01% Net interest margin - taxable equivalent 3.38% 3.52% 3.56% 3.68% 3.62% 3.54% 3.53% Income before income taxes reconciliation Income before income taxes - GAAP $ 9,077 $ 9,663 $ 8,878 $ 8,151 $ 8,522 $ 35,769 $ 34,357 Taxable equivalent adjustment 167 104 88 100 97 459 395 Income before income taxes $ 9,244 $ 9,767 $ 8,966 $ 8,251 $ 8,619 $ 36,228 $ 34,752 Income tax reconciliation Income tax expense - GAAP $ 1,937 $ 2,094 $ 1,869 $ 1,711 $ 1,039 $ 7,611 $ 6,307 Taxable equivalent adjustment 167 104 88 100 97 459 395 Income tax expense $ 2,104 $ 2,198 $ 1,957 $ 1,811 $ 1,136 $ 8,070 $ 6,702 Tangible book value per common share reconciliation Total shareholders’ equity $ 326,495 $ 328,711 $ 336,715 $ 320,627 $ 323,653 $ 326,495 $ 323,653 Intangible assets (19,925) (19,925) (19,925) (22,848) (23,095) (19,925) (23,095) Total tangible common equity $ 306,570 $ 308,786 $ 316,790 $ 297,779 $ 300,558 $ 306,570 $ 300,558 Common shares outstanding 21,751,026 22,193,761 23,293,465 24,466,964 25,290,419 21,751,026 25,290,419 Book value per common share - GAAP $ 15.01 $ 14.81 $ 14.46 $ 13.10 $ 12.80 $ 15.01 $ 12.80 Tangible book value 14.09 13.91 13.60 12.17 11.88 14.09 11.88 Tangible common equity to tangible assets reconciliation Total shareholders’ equity $ 326,495 $ 328,711 $ 336,715 $ 320,627 $ 323,653 $ 326,495 $ 323,653 Intangible assets (19,925) (19,925) (19,925) (22,848) (23,095) (19,925) (23,095) Total tangible common equity $ 306,570 $ 308,786 $ 316,790 $ 297,779 $ 300,558 $ 306,570 $ 300,558 Total assets $ 2,910,379 $ 2,410,198 $ 2,389,680 $ 2,855,887 $ 2,955,440 $ 2,910,379 $ 2,955,440 Intangible assets (19,925) (19,925) (19,925) (22,848) (23,095) (19,925) (23,095) Total tangible assets $ 2,890,454 $ 2,390,273 $ 2,369,755 $ 2,833,039 $ 2,932,345 $ 2,890,454 $ 2,932,345 Tangible common equity to tangible assets 10.61% 12.92% 13.37% 10.51% 10.25% 10.61% 10.25% 2019 For the year ended December 31, 15